UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant  ☑                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☑	Soliciting Material Pursuant to §240.14a-12

ALLERGAN PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

abbvie Allergan EMPLOYEE FAQ June 12, 2019

Benefit FAQs (US Only)

•	What benefits will AbbVie provide?

•

AbbVie is committed to continuing to provide Allergan employees with benefits that are, in the aggregate, no less favorable than those provided to Allergan employees under the Allergan benefit plans as in effect immediately prior to close (subject to certain limitations) until the earlier of (i) the second anniversary of the closing date and (ii) December 31, 2021. The employee benefits to be provided thereafter will be determined at a later date.

•	How does the proposed combination impact the 401(k) company matching contribution for the 2019 plan year?

•

There will be no impact. Allergan employees will receive 401(k) matching contributions for 2019 eligible contributions/earnings on the same terms that are currently in place. Beyond 2019, see the commitment referenced above.

•	How will the deal consideration, which is a mix of cash and stock, be applied to the shares held in my Allergan 401(k) plan account?

•

AGN stock in your 401(k) account will receive the same deal consideration received by all stockholders. Accordingly, at close, the AGN stock in your 401(k) account will convert into a combination of AbbVie stock and cash. The cash component will be invested in your contribution elections on file, or the target date fund closest to an assumed retirement date of age 65, if you have no investment elections on file.

•	Is there any impact of the transaction on my PTO payout scheduled for January 17, 2020?

•

No. An Allergan employee would remain eligible to receive the remaining portion of his or her PTO payout regardless of the transaction or any qualifying employment termination before the payment date.[1]

•	Will our benefits stay the same until early next year? What about benefits enrollment in November?

•	Allergan will hold a benefits enrollment in Fall, 2019 for Allergan benefits coverage effective January 1, 2020. Additional information

[1]

In certain states, where required by law, colleagues terminating employment voluntarily will still be eligible to receive a payout of their PTO balance. Currently, these states include CA, IL, MT, LA, MA, NE, ND, and RI, but are subject to change based on state law.

about benefits for 2020 is not available at this time but will be determined and made available at a later date. However, see the first question for more details about AbbVie’s commitment to continue providing Allergan employees with employee benefits.

•	How are we continuing to move forward in supporting the business? Are we continuing to fill open positions?

•

Until the closing of the transaction (expected in early 2020), Allergan and AbbVie will operate as two independent companies and we will hire in business-critical positions. It is business as usual and we must maintain a high focus on our customers and on doing our jobs well. We are committed to communicating information as it becomes available.

NO OFFER OR SOLICITATION

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. Any securities issued in the acquisition are anticipated to be issued in reliance upon available exemptions from such registration requirements pursuant to Section 3(a)(10) of the U.S. Securities Act of 1933, as amended. The acquisition will be made solely by means of the Scheme Document (or, if applicable, the Takeover Offer document), which will contain the full terms and conditions of the acquisition, including details with respect to the Allergan shareholder vote in respect of the acquisition. Any decision in respect of, or other response to, the acquisition, should be made only on the basis of the information contained in the Scheme Document.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed acquisition, Allergan will file with the U.S. Securities and Exchange Commission (the “SEC”) a Proxy Statement, which will include the Scheme Document. BEFORE MAKING ANY VOTING DECISION, ALLERGAN’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT, INCLUDING THE SCHEME DOCUMENT, AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED

ACQUISITION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (IF ANY) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION AND THE PARTIES TO THE PROPOSED ACQUISITION. Allergan’s shareholders and investors will be able to obtain, without charge, a copy of the Proxy Statement, including the Scheme Document, and other relevant documents filed with the SEC (when available) from the SEC’s website at http://www.sec.gov. Allergan shareholders and investors will also be able to obtain, without charge, a copy of the Proxy Statement, including the Scheme Document, and other relevant documents (when available) by directing a written request to Allergan plc, Clonshaugh Business and Technology Park, Coolock, Dublin, D17 E400, Ireland, Attention: Investor Relations or from Allergan’s website, www.allergan.com.

PARTICIPANTS IN THE SOLICITATION

Allergan and certain of its directors and executive officers and employees may be considered participants in the solicitation of proxies from the shareholders of Allergan in respect of the transactions contemplated by the Scheme Document. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of Allergan in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Scheme Document when it is filed with the SEC. Information regarding Allergan’s directors and executive officers is contained in Allergan’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and its Proxy Statement on Schedule 14A, dated March 22, 2019, which are filed with the SEC, and certain of Allergan’s Current Reports on Form 8-K, filed with the SEC on February 19, 2019, March 22, 2019 and May 1, 2019.

FORWARD-LOOKING STATEMENTS

This communication contains certain forward-looking statements with respect to a possible acquisition involving AbbVie and Allergan and/or the combined group’s estimated or anticipated future business, performance and results of operations and financial condition, including estimates, forecasts, targets and plans for AbbVie and, following the acquisition, if completed, the combined group. The words “believe,” “expect,” “anticipate,” “project” and similar expressions, among others, generally identify forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the possibility that a possible acquisition will not be pursued, failure to obtain necessary regulatory approvals or required financing or to satisfy any of the other conditions to the possible acquisition, adverse effects on the market price of AbbVie’s shares of common stock or Allergan’s ordinary shares and on AbbVie’s or Allergan’s operating results because of a failure to complete the possible acquisition, failure to realize the expected benefits of the possible acquisition, failure to promptly and effectively integrate Allergan’s businesses, negative effects relating to the announcement of the possible acquisition or any further announcements relating to the possible acquisition or the consummation of the possible acquisition on the market price of AbbVie’s shares of common stock or Allergan’s ordinary shares, significant transaction costs and/or unknown or inestimable liabilities, potential litigation associated with the possible acquisition, general economic and business conditions that affect the combined companies following the consummation of the possible acquisition, changes in global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax laws, regulations, rates and policies, future business acquisitions or disposals and competitive developments. These forward-looking statements are based on numerous assumptions and assessments made in light of AbbVie’s or, as the case may be, Allergan’s experience and perception of historical trends, current conditions, business strategies, operating environment, future developments and other factors it believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this communication could cause Allergan’s plans with respect to AbbVie, Allergan’s or AbbVie’s actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this communication are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this communication. Additional information about economic, competitive, governmental, technological and other factors that may affect Allergan is set forth in Item 1A, “Risk Factors,” in Allergan’s 2018 Annual Report on Form 10-K, which has been filed with the SEC, the contents of which are not incorporated by reference into, nor do they form part of, this communication. Allergan undertakes no obligation to release publicly any revisions to forward-looking statements as a result of subsequent events or developments, except as required by law.

Any forward-looking statements in this communication are based upon information available to Allergan and/or its board of directors, as the case may be, as of the date of this communication and, while believed to be true when made, may ultimately prove to be incorrect. Subject to any obligations under applicable law, neither Allergan nor any member of its board of directors undertakes any obligation to update any forward-looking statement whether as a result of new information, future developments or otherwise, or to conform any forward-looking statement to actual results, future events, or to changes in expectations. All subsequent written and oral forward-looking statements attributable to Allergan or its board of directors or any person acting on behalf of any of them are expressly qualified in their entirety by this paragraph.

STATEMENT REQUIRED BY THE IRISH TAKEOVER RULES

The Allergan directors accept responsibility for the information contained in this communication relating to Allergan and the Allergan directors and members of their immediate families, related trusts and persons connected with them, except for the recommendation and related opinions of the independent Allergan directors. The independent Allergan directors accept responsibility for the recommendation and the related opinions of the independent Allergan directors contained in this communication. To the best of the knowledge and belief of the Allergan directors and the independent Allergan directors (who have taken all reasonable care to ensure such is the case), the information contained in this communication for which they respectively accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

NO PROFIT FORECAST / ASSET VALUATIONS

No statement in this document is intended to constitute a profit forecast for any period, nor should any statements be interpreted to mean that earnings or earnings per share will necessarily be greater or lesser than those for the relevant preceding financial periods for AbbVie or Allergan as appropriate. No statement in this document constitutes an asset valuation.

GENERAL

Appendix I to the Rule 2.5 announcement issued jointly by AbbVie and Allergan on June 25, 2019 (the “Rule 2.5 Announcement”) contains further details of the sources of information and bases of calculations set out in this document.